IMMEDIATE INCOME BUILDERSM II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Retirement Builder Variable Annuity Account

Supplement Dated May 30, 2019

to the

Prospectus dated May 1, 2007

Effective on or about June 3, 2019, based on changes to the underlying fund portfolios, the following trust name, subaccount name and investment advisor changes will apply to the applicable subaccounts:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD TRUST NAME	NEW TRUST NAME	OLD INVESTMENT ADVISOR	NEW INVESTMENT ADVISOR
Government Money Market Portfolio	Government Money Market Portfolio	Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
Dreyfus Stock Index Fund, Inc. – Service Class	BNY Mellon Stock Index Fund, Inc. – Service Class	Dreyfus Stock Index Fund, Inc. – Service Class	BNY Mellon Stock Index Fund, Inc. – Service Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Immediate Income BuilderSM II dated May 1, 2007